Prepaid Expenses and Other Assets - Schedule of Prepayment and Other Current Assets (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025	Dec. 31, 2024
Schedule of Prepayment and Other Current Assets [Abstract]
Prepayment	$ 3,881,430	$ 1,628,234
Advance to suppliers	3,520,367	3,356,379
Deposits	1,081,695	1,265,338
Other receivables	1,497,193	770,348
Provision for expected credit loss	(1,513,013)	(1,619,003)	$ (150,000)
Exchange rate difference
Total prepayment and other current assets	$ 8,467,672	$ 5,401,296